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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 8, 1996



                          FPA MEDICAL MANAGEMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-24276                    33-0604264
 (State or Other Juris-         (Commission File               (IRS Employer
diction of Incorporation)            Number)                 Identification No.)


              2878 Camino del Rio South
              Suite 301
              San Diego, California                               92108
            (Address of Principal                              (Zip Code)
            Executive Offices)




                                 (619) 295-7005
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

      On November 8, 1996, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger (the "Merger") of FPA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Registrant, with and into AHI Healthcare Systems, Inc., a Delaware corporation ("AHI"). Pursuant to the Merger, AHI will become a wholly owned subsidiary of the Registrant and each outstanding share of AHI common stock will be exchanged for $8.75 worth of shares of the Registrant's common stock, subject to adjustment in the event that the value of the Registrant's common stock price per share is above $22.38 or below $14.38 during a specified period prior to the closing date of the Merger, as provided in the Merger Agreement. The shares of the Registrant's common stock to be issued to the AHI stockholders will be registered on a Registration Statement on Form S-4 filed under the Securities Act of 1933, as amended. The consummation of the Merger is subject to approval by both companies' stockholders, receipt of all necessary regulatory approvals, satisfactory confirmation that the Merger will be accounted for as a pooling of interests, and other customary conditions. The Merger Agreement may be terminated by the parties if the Merger is not consummated by April 30, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits.

      2.1 Agreement and Plan of Merger dated as of November 8, 1996 by and among FPA Medical Management, Inc., FPA Acquisition Corp. and AHI Healthcare Systems, Inc.

      99.1 Joint press release dated November 11, 1996 announcing the Merger Agreement.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FPA MEDICAL MANAGEMENT, INC.
                                               (Registrant)


                                          /s/ STEVEN M. LASH
                                       -----------------------------------------
Date:  November 12, 1996               By:    Steven M. Lash
                                       Title: Executive Vice President and Chief
                                              Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION                          PAGE
----------                          -----------                          ----
    2.1         Agreement and Plan of Merger dated as of November 8,
                1996 by and among FPA Medical Management, Inc., FPA
                Acquisition Corp. and AHI Healthcare Systems, Inc.

   99.1 Joint press release dated November 11, 1996 announcing the Merger Agreement.